UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2014

ANACOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34973	25-1854385
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1020 East Meadow Circle

Palo Alto, CA 94303-4230

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 543-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                      OTHER EVENTS

On February 27, 2014, Anacor Pharmaceuticals, Inc. (Anacor) issued a press release titled “Anacor Pharmaceuticals Announces Successful Completion of End-of-Phase 2 Meeting with FDA for the Treatment of Mild-to-Moderate Atopic Dermatitis with AN2728.” A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Anacor’s press release contains forward-looking statements, including statements regarding the safety and efficacy of and our milestones and clinical plans for AN2728.  These forward looking statements involve known and unknown risks, uncertainties and other factors that could cause actual levels of activity, performance or achievement to differ materially from those expressed or implied by these forward-looking statements, including risks related to whether the FDA will accept the proposed Phase III clinical results for our planned AN2728 clinical studies as sufficient for regulatory approval, the timing of the initiation of those studies, whether those Phase III studies will show AN2728 is safe and efficacious in mild-to-moderate atopic dermatitis, whether we can successfully complete the other requirements of the regulatory approval process of new drug candidates and whether our long-term safety studies will support the continued intermittent use of AN2728. These and other related risk factors are set forth in Anacor’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the Securities and Exchange Commission under the heading “Risk Factors” and Anacor’s subsequent Quarterly Reports on Form 10-Q for additional description of such factors. These statements reflect the views of Anacor as of the date of this press release with respect to future events and, except as required by law, it undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this press release.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

(d)              Exhibits.

Exhibit	Description
99.1	Press Release titled “Anacor Pharmaceuticals Announces Successful Completion of End-of-Phase 2 Meeting with FDA for the Treatment of Mild-to-Moderate Atopic Dermatitis with AN2728.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2014	ANACOR PHARMACEUTICALS, INC.

	By:	/s/ Geoffrey M. Parker
Geoffrey M. Parker
Senior Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release titled “Anacor Pharmaceuticals Announces Successful Completion of End-of-Phase 2 Meeting with FDA for the Treatment of Mild-to-Moderate Atopic Dermatitis with AN2728.”